UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                          SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                           CADIZ INC.

        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

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                           CADIZ INC.
                     -----------------------

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON NOVEMBER 10, 2006


To our Stockholders:

     The annual meeting of Stockholders of Cadiz Inc., a Delaware corporation, will be held at the law offices of Stephan, Oringher, Richman, Theodora & Miller located at 2029 Century Park
East, 6th Floor, Los Angeles, California 90067, on Friday,
November 10, 2006, at 11 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

(1) The election of five members of the Board of Directors, each to serve until the next annual meeting of stockholders or until their respective successors shall have been elected and qualified;

(2) Ratification of the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as Cadiz' independent certified public accountants for fiscal year 2006;

(3)  The approval of Cadiz' Outside Director Compensation Plan;

(4) The approval of the issuance of Cadiz common stock upon the conversion of the loan with Peloton Multi-Strategy Master Fund in an amount in excess of the 19.99% "Exchange Cap" provided for in the credit agreement for this loan transaction; and

(5) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

     The accompanying proxy statement contains a more complete description of these proposals.

     Only stockholders of record at the close of business on September 29, 2006 are entitled to notice of and to vote at the annual meeting. In order to constitute a quorum for the conduct of business at the annual meeting, holders of a majority of all outstanding voting shares of our common stock and preferred stock must be present in person or be represented by proxy.

     Whether or not you expect to attend the annual meeting in person, please either vote your shares via Internet, by phone (detailed instructions are included on the proxy card) or date, sign and mail the enclosed proxy in the postage paid return envelope provided as promptly as possible. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.


By Order of the Board of Directors



O'Donnell Iselin II

Secretary

Los Angeles, California
October 10, 2006



                           CADIZ INC.
                 Annual Meeting of Stockholders


                        TABLE OF CONTENTS

                                                             Page

INFORMATION ABOUT SOLICITATION AND VOTING. . . . . . . . . . . 1
     Record Date, Voting Securities and Quorum. . . . . . . . .1
     Revocability of Proxies. . . . . . . . . . . . . . . . . .2
     Cost of Solicitation. . . . . . . . . . . . . . . . . . . 2
PROPOSAL 1:  ELECTION OF DIRECTORS. . . . . . . . . . . . . . .3
DIRECTORS AND EXECUTIVE OFFICERS. . . . . . . . . . . . . . . .3
THE BOARD OF DIRECTORS. . . . . . . . . . . . . . . . . . . . .5
     Meetings and Committees of the Board of Directors. . . . .6
CODE OF ETHICS. . . . . . . . . . . . . . . . . . . . . . . . .8
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. . . . 8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . 9
STOCK PRICE PERFORMANCE. . . . . . . . . . . . . . . . . . . .12
EXECUTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . 13
     Summary Compensation Table. . . . . . . . . . . . . . . .13
     Option Grants in Last Fiscal Year. . . . . . . . . . . . 15
     Aggregate Option Exercises and Fiscal Year-End Option
      Values. . . . . . . . . . . . . . . . . . . . . . . . . 15
     Employment Agreements. . . . . . . . . . . . . . . . . . 16
COMPENSATION OF DIRECTORS. . . . . . . . . . . . . . . . . . .16
EQUITY COMPENSATION PLAN INFORMATION. . . . . . . . . . . . . 17
STOCK OPTION AND AWARD PLANS NOT APPROVED BY STOCKHOLDERS. . .17
     Management Equity Incentive Plan. . . . . . . . . . . . .18
     2004 Management Bonus Plan. . . . . . . . . . . . . . . .18
     1996 Stock Option Plan, 1998 Stock Option Plan and 2000
      Stock Option Plan. . . . . . . . . . . . . . . . . . . .18
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. .19
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. . . .19
AUDIT COMMITTEE REPORT. . . . . . . . . . . . . . . . . . . . 21
PRINCIPAL ACCOUNTANT FEES AND SERVICES. . . . . . . . . . . . 22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. . . . . . . . 23
PROPOSAL 2:  APPROVAL OF INDEPENDENT REGISTERED PUBLIC
 ACCOUNTING FIRM. . . . . . . . . . . . . . . . . . . . . . . 24
PROPOSAL 3: APPROVAL OF OUTSIDE DIRECTOR COMPENSATION PLAN. .25 PROPOSAL 4: APPROVAL OF ISSUANCE OF SHARES UPON CONVERSION OF
 LOAN IN EXCESS OF EXCHANGE CAP. . . . . . . . . . . . . . . .28
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . .31
STOCKHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . .31
ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . 31

APPENDIX A
APPENDIX B



                           CADIZ INC.
               777 S. Figueroa Street, Suite 4250
                  Los Angeles, California 90017

                         PROXY STATEMENT
                               For
                 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON NOVEMBER 10, 2006


            INFORMATION ABOUT SOLICITATION AND VOTING

     The Board of Directors of Cadiz Inc. is soliciting proxies to be voted at the annual meeting of our stockholders to be held on Friday, November 10, 2006, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement contains information that may help you decide how to vote. These proxy materials were mailed on or about October 13, 2006 to all stockholders of record.

     Cadiz' Annual Report on Form 10-K for the year ended
December 31, 2005, as amended, including audited financial statements, is being mailed to you with this proxy statement.

RECORD DATE, VOTING SECURITIES AND QUORUM

     The Board of Directors has fixed the close of business on September 29, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting.

     On the record date, 11,340,402 shares of our common stock were outstanding and 1,000 shares of our convertible preferred stock were outstanding. Holders of common stock are entitled to one vote per share. Holders of preferred stock are entitled to that number of votes equal to the number of shares of common stock issuable upon conversion of the preferred stock at the time the shares are voted, which is approximately 17.29 votes for each share of preferred stock. Only stockholders of record at the close of business on the record date will be entitled to vote.

    The candidates for director receiving a plurality of the votes of the shares present in person or represented by proxy will be elected (Proposal 1). An affirmative vote of a majority of the shares present or represented by proxy and voting at the meeting is required for approval of Cadiz' independent registered public accounting firm (Proposal 2), the Outside Director Compensation Plan (Proposal 3), and the issuance of Cadiz common stock upon the conversion of the loan with Peloton Multi-Strategy Master Fund in an amount in excess of the 19.99% "Exchange Cap" (Proposal 4). If you complete, sign, and date the enclosed proxy and return it before the meeting, the persons named will vote your shares as you specify in the proxy. If you sign, date, and return your proxy but do not indicate how you wish your shares voted, they will be voted for the proposals. If you do not return a signed proxy, or submit your vote via Internet or by phone, then your shares will not be voted unless you attend the meeting and vote in person.

     To have a quorum, holders of a majority of all shares of voting stock outstanding on the record date must be present at the meeting, either in person or by proxy. Abstentions and "broker non-votes" - shares held by brokerage firms for their clients as to which the firms have not received voting instructions from their clients and therefore do not have the authority to vote - will be counted for purposes of determining a quorum, but will be treated as neither a vote "for" nor a vote "against" the proposals.

REVOCABILITY OF PROXIES

     You may revoke a proxy any time before the voting begins in any of the following ways:

     *  By giving written notice to our corporate secretary;

     *  By signing and delivering a later dated proxy; or

     *  By attending and voting in person at the meeting.

COST OF SOLICITATION

     We are paying the expenses of this solicitation. If requested, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies, without extra compensation, in person or by telephone, fax, e-mail, or similar means.

                           PROPOSAL 1


                      ELECTION OF DIRECTORS

     The Board of Directors has nominated the five persons listed below for election at the annual meeting to serve as directors for a term expiring at the 2007 annual meeting of stockholders or until their respective successors are elected and qualified.

      Keith Brackpool
      Murray H. Hutchison
      Timothy J. Shaheen
      Stephen J. Duffy
      Winston H. Hickox

     Each of the nominees currently serves as a director and has agreed to serve as such for another term if elected. Prior to the June 29, 2006 closing of our new credit facility with Peloton Multi-Strategy Master Fund and Milfam II L.P., as lenders, and Peloton Partners, LLP, as administrative agent (collectively, "Peloton") which resulted in the payment in full of Cadiz' loan with ING, Raymond J. Pacini served on the Board as a designee of ING along with Gregory W. Preston. As of June 30, 2006, Mr. Preston resigned as a member of our Board of Directors and was replaced, effective July 3, 2006, with Mr. Duffy, as a result of our repayment in full of our loan with ING and the termination of ING's right to designate two directors to our Board of Directors. Mr. Pacini continues to serve on our Board of Directors, but as the designee of Peloton pursuant to the right of Peloton to designate a single director under the terms of Cadiz' new credit facility with Peloton. Mr. Pacini will serve as a director along with the other persons who are elected as directors from the five nominees named above.

     Proxies will be voted for the election of the nominees named above unless instructions are given to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named. Should any nominee become unable to serve as a director, the persons named in the enclosed form of proxy will, unless otherwise directed, vote for the election of such other person as the present Board of Directors may designate to fill that position.


                DIRECTORS AND EXECUTIVE OFFICERS

     The following sets forth certain biographical information, the present occupation and the business experience for the past five years or more of each director and executive officer:

Nominees for Director:

      Name                     Age    Position with Cadiz
      ----                     ---    -------------------

      Keith  Brackpool         48     Chairman of the Board,
                                      President and
                                      Chief Executive Officer

      Murray H. Hutchison      67     Director

      Timothy J. Shaheen       46     Director

      Stephen J. Duffy         53     Director

      Winston Hickox           63     Director

Director designated by the
Peloton Credit Agreement:

      Name                     Age    Position with Cadiz
      ----                     ---    -------------------

      Raymond J. Pacini        50     Director


Executive Officers who are not Directors:

      Name                     Age    Position with Cadiz
      ----                     ---    -------------------

      O'Donnell Iselin II      52     Chief Financial Officer and
                                      Secretary

      Richard E. Stoddard      55     Chairman of the Board of
                                      Managers and CEO of Cadiz Real
                                      Estate LLC


     Keith Brackpool is a founder of Cadiz, has served as a member of Cadiz' Board of Directors since September 1986, and has served as President and Chief Executive Officer of Cadiz since December 1991. Mr. Brackpool assumed the role of Chairman of the Board of Cadiz on May 14, 2001, and was the Chief Financial Officer from May 19, 2003 until the appointment of Mr. Iselin to that position in October 2005. Mr. Brackpool has also been a principal of 1334 Partners L.P., a partnership that owns commercial real estate from 1989 to present.

     Murray H. Hutchison was appointed a director of Cadiz in June 1997. He is also a member of the Board of Managers (an LLC's functional equivalent of a Board of Directors) of Cadiz' subsidiary, Cadiz Real Estate LLC. In his capacity as a manager of the LLC he performs essentially the same duties on behalf of the LLC as he would as an outside director for a corporation. Since his retirement in 1996 from International Technology Corporation, a publicly traded diversified environmental management company, Mr. Hutchison has been self-employed with his business activities involving primarily the management of an investment portfolio. From 1976 to 1996, Mr. Hutchison served as Chief Executive Officer and Chairman of International Technology. Mr. Hutchison currently serves as Chairman of the Board of TEPPCO Partners, L.P., a publicly traded partnership operating in refined petroleum products, liquefied petroleum gases and petrochemical transportation and storage. Mr. Hutchison serves as a director on the boards of Jack in the Box, Inc., a publicly traded fast food restaurant chain; and Cardium Therapeutics, Inc., a publicly traded medical technology company. Additionally, Mr. Hutchison serves as Chairman of the Huntington Hotel Corporation, a privately owned hotel and office building, and as a director of several other non-publicly traded U.S. companies.

     Timothy J. Shaheen was appointed a director of Cadiz in March 1999. Mr. Shaheen is a private investor and principal of Difinity Capital Partners LLP. From September 1996 to April 2005, Mr. Shaheen served as the President, Chief Executive Officer and a director of Sun World International. Prior to joining Sun World, Mr. Shaheen served as a senior executive with Albert Fisher North America, a publicly traded domestic and international produce company from 1989 to 1996. While with Albert Fisher, Mr. Shaheen also served as director of its Canadian produce operations and as a director of Fresh Western Marketing, one of the largest growers and shippers of fresh vegetables in the Salinas Valley of California. Prior to his employment with Albert Fisher, Mr. Shaheen has seven years of experience with the accounting firm of Ernst & Young LLP. Mr. Shaheen is a certified public accountant.

     Raymond J. Pacini was appointed a director of Cadiz effective June 16, 2005 as a nominee of ING pursuant to the rights of ING, our prior lender, as holder of Cadiz' Series F preferred stock. As of June 29, 2006, Cadiz' loan with ING was paid in full and ING's right to designate members of our Board of Directors was terminated. Mr. Pacini will remain on the Board as the designee of Peloton pursuant to the right of Peloton to designate a single director under the terms of Cadiz' credit facility with Peloton. Since May 1998, Mr. Pacini has been the President, Chief Executive Officer and a Director of California Coastal Communities, Inc. (CALC), a publicly traded (NASDAQ:CALC) residential land development and homebuilding company

                            Page 5

operating in Southern California.  From June 1990 until May 1998,
Mr. Pacini was the Chief Financial Officer of CALC (formerly known as Koll Real Estate Group, Inc. and Henley Properties, Inc.).

     Stephen J. Duffy was appointed a director of Cadiz effective July 3, 2006 to replace outgoing director Gregory Preston, who
resigned on June 30, 2006.   Since 2004 Mr. Duffy has served as
Chief Operating Officer for Western National Realty Advisors. Western National Realty Advisors is the apartment acquisition, development and investment management company of Western National Group, a fully integrated multi-family owner/operator. Prior to joining Western National Realty Advisors, Mr. Duffy was the Partner-in-Charge of Real Estate Capital Markets for the Western U.S. with Ernst & Young, LLP. Ernst & Young, LLP merged with Kenneth Leventhal & Company in 1995, and Mr. Duffy was the Managing Partner of Kenneth Leventhal & Company's Real Estate Consulting Practice in Newport Beach, California at that time. Mr. Duffy has over 25 years of management consulting and finance experience, specializing in capital markets and strategic planning.

     Winston Hickox was appointed a director of Cadiz effective
October 2, 2006.   From 2004 - 2006 Mr. Hickox completed a two-
year assignment as Sr. Portfolio Manager with the California Public Employees' Retirement System (CalPERS) where he assisted with the design and implementation of a series of environmentally oriented investment initiatives in the Private Equity, Real Estate, Global Public Equities, and Corporate Governance segments of the fund's $211 billion investment portfolio. Prior to his assignment at CalPers, from 1999 - 2003, Mr. Hickox served as Secretary of the California Environmental Protection Agency (CalEPA) and a member of the Governor's cabinet. Mr. Hickox's environmental policy experience also includes two years as an alternate member of the California Coastal Commission (1997-
1999); seven years as Special Assistant of Environmental Affairs for California Governor Edmund G. Brown, Jr. (1975 - 1983); twelve years on the board of the California League of Conservation Voters (CLCV), including a four-year term as Board President (1994 - 2006); and two years on the boards of Audubon California and Sustainable Conservation (2004 - present). Mr. Hickox is currently a partner at California Strategies, a public policy consulting firm, and is also serving as a member of the board of Thomas Properties Group, a publicly traded full service real estate investment firm. Additionally, Mr. Hickox is currently a member of the Sacramento County Employees' Retirement System board. Earlier in his professional career, Mr. Hickox was a partner and Managing Director with LaSalle Advisors, Ltd., a major force in the world's real estate capital markets, and a Managing Director with Alex Brown Kleinwort Benson Realty Advisors Corp., where he served as head of the firm's Portfolio Management Group.

     Richard E. Stoddard serves as Chairman and CEO of the Board of Managers of Cadiz Real Estate LLC, a wholly-owned subsidiary of Cadiz, directing the development of the Cadiz Groundwater Storage Program and the other Cadiz real estate assets. Mr. Stoddard also serves as the Assistant Secretary of Cadiz. In addition, since 1988, Mr. Stoddard has served as the Chairman and CEO of Kaiser Ventures LLC, an unrelated company involved in real estate development and waste management projects in southern California.

     O'Donnell Iselin II joined Cadiz as its Chief Financial Officer in October 2005. From October 2004 until his appointment as Cadiz' Chief Financial Officer, Mr. Iselin served as Treasurer of Southwest Water Company, a NASDAQ listed water utility and services company. From 1989 to 2004, Mr. Iselin was employed in various capacities by Hughes Electronics Corporation, now The DIRECTV Group, Inc., serving since 2000 as Director of Treasury.


                     THE BOARD OF DIRECTORS

     Directors of Cadiz hold office until the next annual meeting of stockholders or until their successors are elected and qualified. There are no family relationships between any directors or current officers of Cadiz. Officers serve at the discretion of the Board of Directors.

     The Board is elected annually. Presently the Board is comprised of six directors, of whom two are current or former executive officers of Cadiz or a former subsidiary of Cadiz. Mr. Brackpool is the Company's Chief Executive Officer and Mr. Shaheen served as President, Chief Executive Officer and a director of Sun World International, the Company's former subsidiary, until April 2005. One of the remaining directors, Mr. Pacini, is a designee of Peloton pursuant to the right of Peloton to designate a single director under the terms of

Peloton's credit facility. Mr. Pacini and the three remaining directors, Messrs. Hutchison, Duffy and Hickox, have all been affirmatively determined by the Board to be "independent" under all relevant securities and other laws and regulations, including those set forth in Securities and Exchange Commission rules and regulations and pertinent listing standards of the NASDAQ Global Market (formerly NASDAQ National Market), as in effect from time to time.

     The Board maintains three committees, whose functions are described below. The Board has determined that all members of its committees are independent. Each committee maintains a written charter detailing its authority and responsibilities. These charters are reviewed periodically as legislative and regulatory developments and business circumstances warrant and are available in their entirety on the Company's website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy.

     The Company's independent directors meet routinely in executive session without the presence of management.

     Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the particular Board member, and delivering the communication in person or mailing it to: Board of Directors c/o O'Donnell Iselin II, Corporate Secretary, Cadiz Inc., 777 S. Figueroa Street, Suite 4250, Los Angeles, California 90017.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2005, the Board of Directors held four formal meetings, conferred on a number of occasions through telephone conferences, and took action, when appropriate, by unanimous written consent. Each current director attended all the meetings of the Board and all the meetings of the Board committees of which each was a member during his term.

     The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, each of which is comprised entirely of directors whom the Board has affirmatively determined to be independent, as they meet the objective requirements set forth by the NASDAQ Global Market and the SEC, and have no relationship, direct or indirect, to the Company other than as stockholders or through their service on the Board.

     The Audit Committee is responsible for (i) considering the adequacy of the Company's internal accounting control procedures,
(ii) overseeing the Company's compliance with legal and regulatory requirements, (iii) reviewing the independent auditor's qualifications and independence, (iv) the appointment, compensation and oversight of all work performed by the independent registered public accounting firm and (v) overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee advises and makes recommendations to the Board of Directors regarding the financial, investment and accounting procedures and practices followed by the Company. The Committee operates under a written charter adopted by the Board of Directors, which is available on the Company's website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy. For the year ended December 31, 2005, the members of the Committee were Messrs. Preston, Pacini and Hutchison. On June 30, 2006, Mr. Preston resigned from the Company's Board of Directors, and from all committees of the Board, including the Audit Committee, as a result of the Company's repayment in full of its loan facility with ING and the accompanying termination of ING's rights to designate members of the Company's Board of Directors and committees of the Board. Effective July 3, 2006, Mr. Duffy replaced Mr. Preston on the Audit Committee. Additionally, effective July 31, 2006, Mr. Hutchison resigned from the Audit Committee solely due to his service on the audit committee of a New York Stock Exchange listed company which prohibits members of its audit committee from serving on more than two other audit committees. Effective October 2, 2006, the Board of Directors appointed Mr. Hickox to the Audit Committee to replace Mr. Hutchison. The Audit Committee met four times during the year ended December 31, 2005.

     The Compensation Committee oversees compensation of the Chief Executive Officer and key executives and oversees regulatory compliance with respect to the Company's compensation matters. The Committee also oversees the Company's compensation policy applicable to senior management of the Company and advises and makes recommendations to the Board of Directors regarding the compensation of directors and executive officers. The Committee operates under a written charter adopted by the Board of Directors, which is available on the Company's website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy. For the year ended December 31, 2005, the members of the Committee were Messrs. Preston, Pacini and Hutchison. On June 30, 2006, Mr. Preston resigned from the Company's Board of Directors, and from all committees of the Board, including the Compensation Committee, as a result of the Company's repayment in full of its loan facility with ING and the accompanying termination of ING's rights to designate members of the Company's Board of Directors and committees of the Board. Effective July 3, 2006, Mr. Duffy replaced Mr. Preston on the Compensation Committee. Mr. Hickox was appointed to the Compensation Committee effective October 2, 2006. The
Compensation Committee met once during the year ended December
31, 2005.

     The Corporate Governance and Nominating Committee is responsible for the establishment of procedures for the Committee's oversight of the evaluation of the Board and management. The Committee makes recommendations to the Board of corporate guidelines principles applicable to the Company. The Committee is also responsible for the identification and recommendation to the Board of qualified candidates for nomination to the Company's Board of Directors. The Committee will consider director candidates recommended by stockholders provided the nominations are received on a timely basis and contain all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the proposed nomination is being made, and the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner. The Corporate Governance and Nominating Committee will consider nominees suggested by stockholders on the same terms as nominees selected by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee believes that nominees for election to the Board of Directors must possess certain minimum qualifications. The Committee will consider a candidate's judgment, skill, diversity, experience with businesses and other organizations of comparable size, financial background, beneficial ownership of the Company, and the interplay of the candidate's experience with the experience of other Board members, among other factors, in assessing a candidate. Except as set forth above, the Corporate Governance and Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from a stockholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by stockholder). These issues will be considered by the Corporate Governance and Nominating Committee, which will then make a recommendation to the Board. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which is available on the Company's website at http://www.cadizinc.com and to any stockholder otherwise requesting a copy. For the year ended December 31, 2005, the members of the Committee were Messrs. Preston, Pacini and Hutchison. On June 30, 2006, Mr. Preston resigned from the Company's Board of Directors and from all committees of the Board, including the Corporate Governance and Nominating Committee, as a result of the Company's repayment in full of its loan facility with ING and the accompanying termination of ING's rights to designate members of the Company's Board of Directors and committees of the Board. Effective July 3, 2006, Mr. Duffy replaced Mr. Preston on the Corporate Governance and Nominating Committee. Mr. Hickox was appointed to the Corporate Governance and Nominating Committee effective October 2, 2006. The Corporate Governance and Nominating Committee did not meet during the year ended December 31, 2005.

     Gregory Ritchie and Geoffrey Arens served on the Board of Directors of Cadiz, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee as the two Series F directors during 2005 until their retirement from these positions on June 16, 2005 and January 6, 2006, respectively. Upon Mr. Ritchie's and Mr. Arens' retirement, Mr. Pacini and Mr. Preston, respectively, replaced them on the Board of Directors and all three committees. Mr. Pacini remains on the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee but not as a designee of ING. Mr. Pacini is the designee of Peloton pursuant to Peloton's right to designate a single director to Cadiz' Board of Directors under the terms of Cadiz' new credit facility with Peloton.

     The Board of Directors has determined that Mr. Pacini, a member of the Company's Audit Committee, is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K under the Securities Act.

                         CODE OF ETHICS

     Cadiz has adopted a code of ethics that applies to all of its employees, including its chief executive officer and chief
financial officer.    A copy of the code of ethics may be found
on Cadiz' website at http://www.cadizinc.com. Any employee who becomes aware of any existing or potential violation of the code of ethics is required to report it. Any waivers from the code of ethics granted to directors or executive officers will be promptly disclosed on the Company's website at http://www.cadizinc.com.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Cadiz' directors and executive officers, and persons who beneficially own more than 10% of a registered class of Cadiz' equity securities ("reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Cadiz. Reporting persons are required by Commission regulations to furnish Cadiz with copies of all
Section 16(a) forms they file.

      To Cadiz' knowledge, based solely on a review of the copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to us by reporting persons and forms that we filed on behalf of certain directors and officers, during, and with respect to, Cadiz' fiscal year ended December 31, 2005, and on a review of written representations from reporting persons to Cadiz that no other reports were required to be filed for such fiscal year, the Form 3 filed on February 17, 2006 by O'Donnell Iselin II, which reported Mr. Iselin's appointment as our Chief Financial Officer on October 3, 2005, was inadvertently filed late, the Form 3 filed on January 25, 2006 by Morgan Stanley, which reported transactions by which it became a 10% owner on April 12, 2005, was inadvertently filed late and the Forms 4 filed by Morgan Stanley on January 25, 2006, which reported 125 purchases of an aggregate of 519,181 shares and 7 sales of an aggregate of 37,442 shares executed between April 15, 2005 and December 9, 2005, were inadvertently filed late, and all other Section 16(a) filing requirements applicable to Cadiz' directors, executive officers and greater than 10% beneficial owners during such period were satisfied in a timely manner.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Cadiz voting securities, as of the record date for the annual meeting unless otherwise stated, including our class of common stock and our class of preferred stock, by each stockholder who we know to own beneficially more than five percent of each class, and by each director, each named executive officer and all directors and executive officers as a group, excluding, in each case, rights under options or warrants not exercisable within 60 days. All persons named have sole voting power and investment power over their shares except as otherwise noted.


                      CLASS OF COMMON STOCK

                                Amount and Nature of   Percent
Name and Address                Beneficial Ownership   of Class
--------------------------      --------------------  ----------

Peloton Partners, LLP               2,264,947(1)         19.9%
17 Broadwick Street
London X0 W1F 0DJ

ING Groep N.V.                      1,323,783(2)         11.7%
ING Capital LLC
Amstelveenseweg 500
1081 KL Amsterdam

FMR Corp.                           1,067,726(3)          9.4%
82 Devonshire Street
Boston MA 02109

Bedford Oak Partners, L.P.            908,537(4)          8.0%
Bedford Oak Capital, L.P.
Bedford Oak Offshore
100 South Bedford Road
Mt. Kisco, NY 10549

Pictet Asset Management LTD           799,259(5)          7.0%
Tower 42, Level 37
25 Old Broad Street
London XOEC2N 1HQ

Pictet & Cie Europe SA                672,615(6)          5.9%
1 Boulevard Royal
Luxembourg
Luxembourg L-2016 N4

Lloyd Miller I, III                   619,574(7)          5.5%
4650 Gordon Drive
Naples, FL 33940

Keith Brackpool                       237,436(8)          2.1%
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Richard E. Stoddard                   171,191             1.5%
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Timothy J. Shaheen                     57,290               *
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Murray Hutchison                        6,490(9)            *
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

O'Donnell Iselin                            0               0
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Raymond J. Pacini                           0               0
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Stephen J. Duffy                            0               0
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

Winston H. Hickox                           0               0
c/o 777 S. Figueroa St.,
Suite 4250
Los Angeles, CA 90017

All directors and officers            472,407(8)(9)       4.7%
 as a group
 (seven individuals)
 ______________________________________________________________

 * Represents less than one percent of the 11,340,402 outstanding shares of common stock of Cadiz as of September
    29, 2006.

                CLASS OF SERIES F PREFERRED STOCK

                                Amount and Nature of   Percent
Name and Address                Beneficial Ownership   of Class
--------------------------      --------------------   ----------

ING Groep N.V.                          1,000             100%
ING Capital LLC
Amstelveenseweg 500
1081 KL Amsterdam

(1)  Based upon a Schedule 13G/A filed on June 30, 2006 with the
     SEC, Peloton Partners LLP beneficially owns an aggregate of 2,264,947 shares of Cadiz common stock.

(2)  Based upon Form 4 filed with the SEC on October 3, 2006 by
     ING Groep N.V. on behalf of its wholly-owned subsidiary ING Capital LLC, and based on Cadiz corporate records, the ING entities beneficially own 1,000 shares of Cadiz Series F Preferred Stock and have sole voting and dispositive power as to all of the shares. The preferred stock held by ING is initially convertible into 17,289 shares of Cadiz common stock. In addition to the preferred stock, ING holds 1,339,815 shares of Cadiz common stock, and ING has sole voting and dispositive power as to the common stock. In addition to the common and preferred stock, ING holds 40,000 warrants, each exercisable into one share of Cadiz common stock, and ING has sole voting and dispositive power as to the warrants. The principal office of ING Capital LLC is located at 1325 Avenue of the Americas, New York, NY 10019.

(3) Based upon Form 13F filed with the SEC on in August 2006 by Fidelity Investments, Cadiz corporate records of stock issuances and correspondence with Fidelity Investments and its parent FMR Corp., FMR Corp. and its affiliated entities beneficially own an aggregate of 1,067,726 shares of Cadiz common stock, and have sole voting and dispositive power of the stock. In addition, FMR Corp. holds 72,500 warrants, each exercisable into one share of Cadiz common stock.

(4)  Based upon Form 13F filed with the SEC in August 2006,
     Cadiz corporate records of stock issuances and correspondence with Bedford Oak Advisors, the listed related funds beneficially own an aggregate of 908,537 shares of Cadiz common stock, and 17,000 warrants, each exercisable into one share of Cadiz common stock.

(5)  Based upon a Form 13F filed on July 26, 2006 with the SEC,
     Cadiz corporate records of stock issuances and correspondence with Pictet Asset Management LTD, Pictet Asset Management Ltd beneficially owns an aggregate of 799,259 shares of Cadiz common stock.

(6)  Based upon a Schedule 13G filed on May 18, 2006 with the
     SEC, Cadiz corporate records of stock issuances and correspondence with Pictet & Cie Europe SA, Pictet & Cie Europe SA beneficially owns an aggregate of 672,615 shares of Cadiz common stock.

(7) Based upon a Schedule 13G filed on June 29, 2006 with the SEC, Cadiz corporate records of stock issuances and correspondence with Lloyd I. Miller, III, the listed related funds beneficially own an aggregate of 619,574 shares of Cadiz common stock, and 10,000 warrants, each exercisable into one share of Cadiz common stock.

(8) Includes 50,311 shares allocated to Mr. Brackpool under the Company's 2003 Management Equity Incentive Plan on
     October 1, 2006.

(9) Includes 1,490 shares underlying presently exercisable options.

                     STOCK PRICE PERFORMANCE

     The stock price performance graph below compares the cumulative total return of Cadiz common stock against the cumulative total return of the Standard & Poor's Small Cap 600 NASDAQ U.S. index and the Russell 2000r index for the past five fiscal years. The graph indicates a measurement point of December 31, 2000 and assumes a $100 investment on such date in Cadiz common stock, the Standard & Poor's Small Cap 600 and the Russell 2000r indices. With respect to the payment of dividends, Cadiz has not paid any dividends on its common stock, but the Standard & Poor's Small Cap 600 and the Russell 2000r indices assume that all dividends were reinvested. The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this annual report on Form 10-K into any filing under the Securities Act of 1933, as amended, except to the extent that Cadiz specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURNS*

      Among Cadiz Inc., The Russell 2000 Index and the S&P Smallcap 600 Index

            12/00     12/01     12/02     12/03     12/04     12/05

Cadiz Inc.  100.00    89.73      6.15      2.48      6.93     10.46
S&P Smallcap
 600        100.00   106.65     90.95    126.23    154.82    166.71
Russell
 2000       100.00   102.49     81.49    120.00    142.00    148.46

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright (c) 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

                     EXECUTIVE COMPENSATION

     The tables and discussion below set forth information about the compensation awarded to, earned by, or paid to Cadiz' executive officers during the years ended December 31, 2005, 2004 and 2003 and to the chief executive of Cadiz' subsidiary, Cadiz Real Estate LLC, during the years ended December 31, 2005 and 2004.

SUMMARY COMPENSATION TABLE


                                                  LONG-TERM
                         ANNUAL                  COMPENSATION
                    COMPENSATION (1)(2)             AWARDS
                    -------------------          ------------

NAME AND                                    RESTRICTED    SECURITIES   ALL OTHER
 PRINCIPAL                                    STOCK       UNDERLYING    COMPEN-
 POSITION        YEAR  SALARY($)  BONUS($)  AWARDS($)(3)  OPTIONS(#)   SATION($)
---------------- ----  ---------  --------  ------------  -----------  ---------

Keith Brackpool  2005  $250,000         -   $5,489,960(4)  100,000(5) $     -
 President and   2004   250,000   240,000(6)         -           -          -
 Chief Executive 2003   188,461   200,000(7)         -           -    850,000(8)
 Officer

O'Donnell
 Iselin II       2005    41,589         -            -       40,000(9)      -
 Chief Financial 2004         -         -            -            -         -
 Officer and     2003         -         -            -            -         -
 Secretary

Richard E.       2005   250,000(10)     -   $5,489,960(11)  100,000(12)     -
 Stoddard        2004   250,000(10)     -            -            -         -
 Chief Executive 2003         -         -            -            -         -
 Officer, Cadiz
 Real Estate LLC

--------------------------------------------

(1) The information presented in this table is for the years ended December 31, 2005, 2004 and 2004. The executive officers for whom compensation has been disclosed for the year ended December 31, 2005, are the only executive officers of Cadiz or its subsidiaries as of December 31, 2005. Mr. Iselin was appointed Chief Financial Officer of Cadiz effective October 3, 2005. Mr. Stoddard was appointed chief executive officer of Cadiz Real Estate LLC effective October 29, 2004. No other executive officer received total salary or bonus exceeding $100,000 during the year ended December 31, 2005.

(2) No column for "Other Annual Compensation" has been included to show compensation not properly categorized as salary or bonus, which consisted entirely during each fiscal year of perquisites and other personal benefits, because the aggregate amounts did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for Mr. Brackpool for each fiscal year, Mr. Iselin for 2005 and for Mr. Stoddard for 2005 or 2004. See "Employment Arrangements" below.

(3)  The stock awards are from the Company's Management
     Equity Incentive Plan. Mr. Brackpool and Mr. Stoddard were each awarded 354,191 shares on May 4, 2005. The value is based on the closing price of the Company's common stock as reported by the NASDAQ Global Market of $15.50 on May 4, 2005 multiplied by the number of shares awarded. The 2005 stock awards vest in installments from the award date. On May 5, 2005, Mr. Brackpool and Mr. Stoddard sold 144,850 and 128,000 shares, respectively, for tax purposes. The value of the remaining shares held pursuant to these awards on December 31, 2005 is $4,500,831.50 for Mr. Brackpool and $4,863,106.50 for Mr. Stoddard, taking into account their ownership of 209,341 and 226,191 shares, respectively, as of that date. The value is calculated by multiplying the closing price of $21.50 for the Company's common stock as reported by NASDAQ Global Market on December 30, 2005 by the number of shares held on December 31, 2005.

(4) Mr. Brackpool was awarded an aggregate of 354,191 shares of stock in 2005 under our Management Incentive
     Plan, of which 185,816 vested on May 4, 2005, 50,312 vested on December 7, 2005, 67,752 vested on December 11, 2005, and 50,311 vested on October 1, 2006.

(5) Mr. Brackpool was awarded options from our Management Incentive Plan to purchase 100,000 shares of the Company's common stock at an exercise price of $12.00 per share on May 4, 2005. The options vest in installments of 33,334 on May 4, 2005, 33,333 on December 7, 2005 and 33,333 on
     December 7, 2006.

(6)  This amount represents a bonus awarded to Mr.
     Brackpool under the Incentive Plan consisting of $120,000 in cash which was paid during the year ended December 31, 2004 and 10,000 shares of common stock valued at $120,000 which were issued in 2005 immediately following the effectiveness of our S-8 Registration Statement registering these shares and shares issued under our Management Equity Incentive Plan.

(7) This bonus was paid to Mr. Brackpool in February 2004 for services completed in the preceding calendar year. Mr. Brackpool was provided the opportunity to receive the bonus in cash or an equivalent amount in common stock valued at $2.50 per share. Mr. Brackpool elected to receive his compensation in stock.

(8) Mr. Brackpool received an aggregate $850,000 in compensation for the termination of his previous employment agreement without cause and foregone salary.

(9) Under the terms of Mr. Iselin's employment contract, on October 3, 2005 he was granted options under the Company's Management Incentive Plan to purchase 40,000 shares of the Company's common stock at an exercise price of $17.25 per share. The options vest in installments of 13,334 on October 3, 2005, 13,333 on October 3, 2006 and
     13,333 on October 3, 2007.

(10) Mr. Stoddard receives $20,833 monthly in accordance with a consulting agreement dated August 1, 2002 and revised and extended on January 1, 2004.

(11) Mr. Stoddard was awarded an aggregate of 354,191 shares of stock in 2005 under the Management Incentive
     Plan, of which 185,816 vested on May 4, 2005, 50,312 vested on December 7, 2005, 67,752 vested on December 11, 2005, and 50,311 vested on October 1, 2006.

(12) Mr. Stoddard was awarded options from our Management Incentive Plan to purchase 100,000 shares of the Company's common stock at an exercise price of $12.00 per share on May 4, 2005. The options vest in installments of 33,334 on May 4, 2005, 33,333 on December 7, 2005 and 33,333 on
     December 7, 2006.

OPTION GRANTS IN LAST FISCAL YEAR

     The table below sets forth information about option grants to our Chief Executive Officer and our other named executive officers during the last fiscal year ended December 31, 2005.

                                                                  POTENTIAL
                                                                 REALIZABLE
                                                                  VALUE AT
                            PERCENT                            ASSUMED ANNUAL
                            OF TOTAL                            (COMPOUNDED)
                            OPTIONS                            RATES OF STOCK
               NUMBER OF   GRANTED TO        GRANT                 PRICE
               SECURITIES  EMPLOYEES  EXCER-  DATE              APPRECIATION
               UNDERLYING   IN LAST   CISE   MARKET EXPIR-        FOR THE
               OPTIONS      FISCAL    PRICE  PRICE  ATION       OPTION TERM
NAME           GRANTED(#)    YEAR     ($/SH) ($/SH) DATE     5%($)      10%($)
----           ----------  ---------  ------ ------ ------   -----      ------
Keith Brackpool   100,000     27%     12.00  15.50  5/4/15  1,324,787  2,820,301
 President and
 Chief Executive
 Officer

O'Donnell          40,000     11%     17.25  19.85 10/3/15    433,937  1,099,682
 Iselin II(1)
 Chief Financial
 Officer

Richard Stoddard  100,000     27%     12.00  15.50  5/4/15  1,324,787  2,820,301
 Chief Executive
 Officer, Cadiz
 Real Estate LLC

----------------------------

(1)  Mr. Iselin was appointed Chief Financial Officer in October
     2005.


AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table shows, as to the individuals named in the Summary Compensation Table above, information about the year-end value of options and the value of unexercised options at that date. No options were exercised by these officers during the fiscal year ended December 31, 2005.


                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                    UNDERLYING UNEXERCISED            IN-THE-MONEY
                          OPTIONS AT                   OPTIONS AT
                     DECEMBER 31, 2005(#)        DECEMBER 31, 2005($)(1)
                 ---------------------------   ---------------------------
                 (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
                 ---------------------------   ---------------------------
Keith Brackpool         66,667 / 33,333           $633,337 / $316,664
 President and
 Chief Executive
 Officer

O'Donnell Iselin II     13,334 / 26,666           $ 56,670 / $113,331
 Chief Financial
 Officer and
 Secretary

Richard Stoddard        66,667 / 33,333           $633,337 / $316,664
 Chief Executive
 Officer Cadiz
 Real Estate LLC

-------------------------------

(1)  Using a stock price of $21.50 at December 31, 2005. This number is calculated by:
     -   subtracting the option exercise price from our December
         31, 2005 closing market price ($21.50 per share, as reported on the NASDAQ Global Market) to get the "average value per option," and
     - multiplying the average value per option by the number of exercisable and unexercisable options.
     The amounts in this column may not represent amounts that will actually be realized by the named executive officers.

EMPLOYMENT ARRANGEMENTS

     Mr. Brackpool is compensated under an Agreement Regarding Employment pursuant to which Mr. Brackpool receives base compensation of $250,000 per year, plus certain fringe benefits including the use of a leased automobile and life and disability insurance benefits funded by us. While this Agreement requires Mr. Brackpool to perform his services in a satisfactory manner, it does not require that his services be provided on a full-time basis. Although the initial term of the Agreement Regarding Employment ended September 30, 2003, Mr. Brackpool continues to provide services to us upon the terms and conditions set forth in this Agreement.

     Mr. Stoddard is compensated in accordance with a Consulting Agreement dated August 1, 2002, and extended on January 1, 2004, pursuant to which he receives $20,833.00 per month and which continues on a month to month basis until terminated by either party. Under this agreement Mr. Stoddard serves as the Chairman and CEO of the Board of Managers of Cadiz Real Estate LLC, the subsidiary of Cadiz. The agreement also provides that Mr. Stoddard will participate in the Management Equity Incentive Plan and as a member of the key management team in any further equity grants considered by the compensation committee of the Board of Directors of Cadiz.

     Mr. Iselin is compensated under an Employment Agreement pursuant to which he receives an annual base salary of $165,000. Mr. Iselin is entitled to receive additional compensation in the form of bonuses at the sole discretion of the Board of Directors based on Mr. Iselin's performance. Mr. Iselin also received options from Cadiz' Management Equity Incentive Plan to purchase 40,000 shares of Cadiz' common stock at an exercise price of $17.25 per share, representing the fair market value of the Company's common stock as of the date of the Employment Agreement. 13,334 of the stock options vested upon commencement of employment with 13,333 vesting upon the first anniversary of Mr. Iselin's employment with the Company and 13,333 vesting upon the second anniversary of his employment.

     Mr. Iselin's Employment Agreement further provides that in the event of a termination of Mr. Iselin's employment by reason of death or permanent disability (as defined in the agreement), Mr. Iselin (or his estate, as applicable) would be entitled to continued payments of base salary for 90 days in addition to, and not in lieu of, any payments made pursuant to any Company provided death or disability benefit plans.

     Mr. Iselin's Employment Agreement also provides that if his employment is terminated due to a change of control of the Company which occurs within 24 months of the commencement of his employment, he is entitled to receive his base compensation and all fringe benefits he received prior to such change of control (to the extent such benefits can then be lawfully be made available by the Company or the Company's successor in interest) for a period of 12 months following the effective date of termination as though he was continuing to provide services to the Company.

     Mr. Iselin's Employment Agreement also provides that in the event he terminates the Employment Agreement due to a material breach by the Company of any term or condition of his Employment Agreement or upon a material change in his job title or material reduction in his duties and responsibilities, he is entitled to receive his base compensation and all fringe benefits he received prior to the termination (to the extent such benefits can then be lawfully be made available by the Company) for a period of 180 days following the effective date of termination as though he was continuing to provide services to the Company.


                    COMPENSATION OF DIRECTORS

     In the fiscal year 2005, Murray H. Hutchison received cash compensation for his services as a director of Cadiz in the amount of $32,500. $2,500 of this amount was for services rendered in fiscal year 2004.

     In the fiscal year 2005, Tim Shaheen received cash compensation for his services as a director of Cadiz in the amount of $45,000, $15,000 of this amount was for services rendered in fiscal year 2004.

     In the fiscal year 2005, Raymond J. Pacini received cash compensation for his services as a director of Cadiz in the amount of $15,000.

     Mr. Brackpool does not receive any compensation for serving as a director of Cadiz. Mr. Arens and Mr. Ritchie did not receive any compensation from Cadiz for serving as directors of Cadiz during 2005.

     In fiscal year 2005, the Company commenced compensating its non-employee directors for their services as directors for each 12 month period ending June 30 of each year, the amount of $30,000, prorated for directors serving less than the full 12 months. Payments are made in 4 quarterly installments of $7,500. A director is entitled to a $7,500 fee for any quarter in which services are rendered.


              EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2005 with respect to shares of our common stock that may be issued under our existing compensation plans:


                                                 NUMBER OF
                                                SECURITIES
                 NUMBER OF                       REMAINING
               SECURITIES TO     WEIGHTED-     AVAILABLE FOR
                 BE ISSUED       AVERAGE      FUTURE ISSUANCE
               UPON EXERCISE     EXERCISE      UNDER EQUITY
                    OF           PRICE OF    COMPENSATION PLANS
                OUTSTANDING    OUTSTANDING       (EXCLUDING
                 OPTIONS         OPTIONS,        SECURITIES
               WARRANTS AND    WARRANTS AND    REFLECTED IN
  PLAN           RIGHTS          RIGHTS          COLUMN (A))
CATEGORY            (A)            (B)             (C)
----------------------------------------------------------------
Equity                   0        $  0                0
compensation
plans approved
by stockholders

Equity             365,000(1)     $ 12.71        12,339(2)
compensation
plans not
approved by
stockholders(3)

Total              365,000        $ 12.71        12,339

---------------------

(1) Represents 365,000 options outstanding as of 12/31/05 under Cadiz' Management Equity Incentive Plan.
(2) Represents 12,339 shares underlying options under the Management Equity Incentive Plan.


    STOCK OPTION AND AWARD PLANS NOT APPROVED BY STOCKHOLDERS

     The purpose of Cadiz' stock option and award plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Cadiz and its subsidiaries and affiliates, by offering them an opportunity to participate in Cadiz future performance through awards of options, restricted stock grants and other similar stock awards. The following is a description of the stock option plans and awards not approved by stockholders.

MANAGEMENT EQUITY INCENTIVE PLAN

      In December 2003 the Company's Board of Directors authorized the adoption of a Management Equity Incentive Plan (the "Incentive Plan"), under which a total of 1,472,051 shares were authorized for issuance to key personnel at the direction of the Company's allocation committee. Under the terms of the Incentive Plan, 1,094,712 shares were authorized for issuance by direct grant and 377,339 shares were authorized for issuance by way of the grant of stock options. Both the direct grants and option grants are subject to vesting schedules. All awards will be subject to continued employment or immediate vesting upon termination without cause. The Board formed allocation committees made up of Messrs. Brackpool, Hutchison, and Stoddard, to direct the allocation of these shares.

     In light of the nature of the Company's resource development activities, the Company's compensation program for management is weighted more heavily towards long-term incentives than is typical of other companies with similarly sized asset portfolios. Accordingly, the base salary component of the compensation program is lower than that typically provided by similarly sized companies, and the Incentive Plan is used by the Company to provide long-term incentives and to incentivize management in a manner that further aligns the interests of management with those of the Company's stockholders.

     The Company's allocation committee has to date allocated 1,094,712 shares and 365,000 options under the Incentive Plan. 354,191 shares and 100,000 options were allocated to each of Keith Brackpool, the Chief Executive Officer of the Company, and Richard Stoddard, the Chief Executive Officer of the Company's subsidiary, Cadiz Real Estate LLC. 107,605 shares were allocated to Timothy Shaheen, a director of the Company, 40,000 options were allocated to O'Donnell Iselin II, the Company's Chief Financial Officer upon his appointment as Chief Financial Officer, and 278,725 shares and 125,000 options were allocated to other employees of the Company.

     On May 4, 2005, the Company filed a Registration Statement on Form S-8 pursuant to which it registered for issuance all of the shares and options authorized under the Incentive Plan. The issuances of the shares and options allocated under the Incentive Plan as described above followed the effectiveness of this Registration Statement on Form S-8.

     The Company also registered for issuance in the Form S-8
10,000 shares of common stock issuable under the Cadiz Inc. 2004
Management Bonus Plan. These shares were immediately thereafter issued to Keith Brackpool as a performance bonus.

2004 MANAGEMENT BONUS PLAN

     In December 2004, our Compensation Committee, with board approval, adopted the Cadiz Inc. 2004 Management Bonus Plan (the "Bonus Plan") pursuant to which a total of 10,000 shares of our common stock, valued at $12 per share, were authorized for issuance to Mr. Brackpool as a performance bonus along with a cash bonus of $120,000. As described above, these shares were issued in 2005 immediately following the effectiveness of our S-8 Registration Statement.

1996 STOCK OPTION PLAN, 1998 STOCK OPTION PLAN AND 2000 STOCK
OPTION PLAN

     The Board previously approved a 1996 Stock Option Plan (the "1996 Plan"), a 1998 Stock Option Plan (the "1998 Plan") and a 2000 Stock Option Plan (the "2000 Plan)to provide grants of stock options and stock awards to certain employees, consultants, independent contractors, advisors of Cadiz or its subsidiaries and affiliates, and directors of Cadiz.

     In fiscal year 2005, the Board terminated the 1996 Plan, the 1998 Plan and the 2000 Plan (collectively, the "Plans"). Immediately prior to termination of the Plans, there were 26,750 options issued and outstanding under the Plans, all held by one holder, at an exercise price determined by the Board to be substantially above fair market value and therefore with no reasonable prospect of being exercised. The holder and the Company entered into an agreement to terminate such holder's options effective immediately. The Plans were terminated concurrent with the termination of such holder's options.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has formed a Compensation Committee which is responsible for reviewing and establishing the compensation payable to Cadiz' executive officers, including the Chairman and Chief Executive Officer. For executive officers other than the Chairman and Chief Executive Officer, the Committee establishes compensation levels based, in part, upon the recommendations of the Chairman and Chief Executive Officer. The Compensation Committee is composed of three members of our Board of Directors identified elsewhere in this Proxy Statement. See, "Meetings and Committees of the Board of Directors."


     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is currently composed of Murray
H. Hutchison, Raymond J. Pacini, Stephen J. Duffy and Winston H. Hickox. For the fiscal year ended December 31, 2005, the Compensation Committee originally consisted of Gregory Ritchie, Geoffrey Arens and Murray H. Hutchinson until the retirement from Mr. Ritchie from the Company's Board of Directors on June 16, 2005, at which time Mr. Pacini replaced Mr. Ritchie on the Board of Directors and the Compensation Committee and served along with Mr. Hutchinson and Mr. Arens for the duration of fiscal year 2005.

     The Compensation Committee has furnished the following report on executive compensation:

     Cadiz' executive compensation programs are designed to enhance operating performance and to maximize the long-term value of Cadiz' assets and stockholder value, by aligning the financial interest of the executive officers and management with those of the stockholders. Such a compensation program helps to achieve Cadiz' business and financial objectives and provide incentives needed to attract and retain well-qualified executives in a highly competitive marketplace. To this end, Cadiz has developed a compensation program with three primary components: base salary, performance-based cash awards and long-term incentives through stock awards.

     BASE SALARY. In light of the nature of Cadiz' resource development activities, the Cadiz compensation program is weighted more heavily towards long-term incentives than is typical of other companies with similarly sized asset portfolios. Accordingly, the base salary component of the compensation program is lower than that typically provided by similarly sized companies. No specific or set formula has been used to tie base salary levels to precise measurable factors; rather, current base salaries have been established by agreement between Cadiz and its key executives.

     Where applicable, the Compensation Committee may also consider the past performance of the officer, both in adjusting base salary levels and in determining additional incentive compensation, such as the cash awards and long term incentives discussed below.

     As Chairman and Chief Executive Officer of Cadiz, Mr. Brackpool is charged with the overall responsibility for the performance of Cadiz. Mr. Brackpool is compensated pursuant to a written agreement effective as of February 1, 2003. This agreement was entered into following a breach by Cadiz of Mr. Brackpool's prior employment agreement and the effective termination of such prior employment agreement. At the time, Cadiz and Mr. Brackpool agreed that, because of Mr. Brackpool's experience and background, particularly at a critical juncture of Cadiz' operations, Cadiz had and continues to have a need for Mr. Brackpool's services. In light of then existing circumstances (i.e. Metropolitan's actions in 2002, the January 2003 bankruptcy filing of Cadiz' Sun World subsidiary and the consequent uncertainty concerning Cadiz' ability to continue with the development of its water programs), the employment agreement entered into with Mr. Brackpool effective as of February 1, 2003 reduced his base salary to 50% of its previous amount but also allowed Mr. Brackpool to provide services to Cadiz on a non-exclusive basis.

     PERFORMANCE-BASED CASH AWARDS. The Compensation Committee believes that incentives should be offered to executives which are related to improvements in performance that yield increased value for stockholders. Although the Compensation Committee relies primarily upon the grant of incentive stock options or other stock awards to reward executive performance (see "Long-Term Incentives" below), under certain circumstances the Compensation Committee will utilize performance-based cash awards from time to time to provide additional incentives. No such cash awards were made in 2005, as the Compensation Committee determined that the long-term incentives provided appropriate compensation for 2005.

     LONG-TERM INCENTIVES. The primary form of incentive compensation offered by Cadiz to executives consists of long-term incentives in the form of stock options or other stock awards. This form of compensation is intended to help retain executives and motivate them to improve Cadiz' long-term performance and long-term stock market performance. Stock options and other stock awards are granted at the prevailing market value and will only have added value if Cadiz' stock price increases.

     The Compensation Committee views the grant of stock awards as both a reward for past performance and an incentive for future performance. Stock options or other stock awards granted by Cadiz may vest immediately upon grant, with the passage of time, at the discretion of the Board and/or upon the achievement of certain specific performance goals. Where performance is not readily measurable, the vesting of performance based options or other stock awards may be dependent upon the satisfaction of subjective performance criteria.

     Due to the difficult circumstances which Cadiz and its subsidiaries have faced subsequent to Metropolitan's actions in 2002 with respect to the Cadiz water program, all stock options granted under the three then existing stock option plans became virtually worthless, and a majority subsequently expired without exercise. In 2005 these three plans were terminated.

     In December 2003, the Compensation Committee, the Board of Directors, management and our senior secured lender agreed to implement a Management Equity Incentive Plan (the "Incentive Plan"), under which, as supplemented by further board action in December 2004, a total of 1,472,051 shares were authorized for issuance to key personnel at the direction of the Company's allocation committee. Under the terms of the Incentive Plan, 1,094,712 shares were authorized for issuance by direct grant, and 377,339 shares were authorized for issuance by way of the grant of stock options. Both the direct grants and option grants are subject to vesting schedules. All awards are subject to continued employment or immediate vesting upon termination without cause. The Board formed allocation committees made up of Messrs. Brackpool, Hutchison, and Stoddard to direct the allocation of these shares.

     The Company's allocation committee has to date allocated 1,094,712 shares and 365,000 options under the Incentive Plan. 354,191 shares and 100,000 options were allocated to each of Keith Brackpool, the Chief Executive Officer of the Company, and Richard Stoddard, the Chief Executive Officer of the Company's subsidiary, Cadiz Real Estate LLC. 107,605 shares were allocated to Timothy Shaheen, a director of the Company, 40,000 options were allocated to O'Donnell Iselin II, the Company's Chief Financial Officer upon his appointment as Chief Financial Officer, and 278,725 shares and 125,000 options were allocated to other employees of the Company.

     On May 4, 2005, the Company filed a Registration Statement on Form S-8 pursuant to which it registered for issuance all of the shares and options authorized under the Incentive Plan. The issuances of the shares and options allocated under the Incentive Plan as described above followed the effectiveness of this Registration Statement on Form S-8.

DEDUCTIBILITY OF CERTAIN EXECUTIVE COMPENSATION EXPENSES UNDER
FEDERAL TAX LAWS

     The Compensation Committee has considered the impact of provisions of the Internal Revenue Code of 1986, specifically Code Section 162(m). Section 162(m) limits to $1 million Cadiz' deduction for compensation paid to each executive officer of Cadiz, which does not qualify as "performance based".

     The shares of stock issued to executives under the Management Equity Incentive Plan will not qualify as performance-based compensation and, therefore, the portion of the compensation expense related to the Management Equity Incentive
Plan that exceeds the $1 million limit will not be deductible.

CONCLUSION

     Through the programs described above, a very significant portion of Cadiz' executive compensation is linked to share price appreciation and corporate performance. The Compensation Committee intends to implement this policy of linking executive compensation to corporate performance and the market value of Cadiz common equity in order to continue to align the interest of executives with those of Cadiz' stockholders.

                               THE COMPENSATION COMMITTEE

                               Murray H. Hutchison, Chairman
                               Raymond J. Pacini
                               Stephen J. Duffy
                               Winston H. Hickox



                     AUDIT COMMITTEE REPORT

     The Audit Committee is currently composed of Raymond J. Pacini, Stephen J. Duffy and Winston H. Hickox. For the fiscal year ended December 31, 2005, the Audit Committee originally consisted of Gregory Ritchie, Geoffrey Arens and Murray H. Hutchinson until the retirement from Mr. Ritchie from the Company's Board of Directors on June 16, 2005 at which time Mr. Pacini replaced Mr. Ritchie on the Board of Directors and the Audit Committee and served along with Mr. Hutchinson and Mr. Arens for the duration of fiscal year 2005.

     Each member of the Committee is an independent director as defined under the listing standards of the NASDAQ Global Market. The Committee operates under a written charter that is reviewed on an annual basis. During fiscal 2005, the Audit Committee performed all of its duties and responsibilities under its charter. The purpose of the Audit Committee is to assist the Board of Directors in its oversight of management's control of Cadiz financial reporting process.

     Management is responsible for the preparation, presentation, and integrity of Cadiz' financial statement, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee reviews Cadiz' accounting and financial reporting process on behalf of the Board of Directors. In that regard, the Committee met four times in 2005 and two times in 2006 to exercise its responsibilities related to the Company's quarterly and annual financial statements for fiscal 2005 and management's assessment of the effectiveness of Cadiz' internal controls over financial reporting as of December 31, 2005. During these meetings, the Committee reviewed and discussed with management and PricewaterhouseCoopers LLP, Cadiz' independent registered public accounting firm, Cadiz' consolidated financial statements, including its audited consolidated financial statements for the year ended December 31, 2005, and financial reporting process, including the system of internal controls over financial reporting and significant accounting policies applied by Cadiz.

     The Audit Committee also reviewed the report of management contained in Cadiz' Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission, as well as PricewaterhouseCoopers LLP's Report of Independent Registered Public Accounting Firm included in Cadiz' Annual Report on Form 10K related to its audit of: (i) the consolidated financial statements, (ii) management's assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee Cadiz' efforts related to its internal control over financial reporting and management's preparations for the evaluation of fiscal 2006.

     The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of PricewaterhouseCoopers LLP. The Committee regularly meets in executive session with PricewaterhouseCoopers LLP, without management present, to discuss the results of their examinations, evaluations of Cadiz' internal controls and the overall quality of Cadiz' financial reporting.

     Cadiz' independent registered public accounting firm are responsible for performing an independent audit of the consolidated financial statements of Cadiz and expressing an opinion on the conformity of Cadiz' financial statements with U.S. generally accepted accounting principles. The Committee discussed with Cadiz' independent registered public accounting firm the scope and plan for its audits including the review of internal controls prescribed in Section
404 of the Sarbanes-Oxley Act of 2002. The Committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). PricewaterhouseCoopers LLP has provided the Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with PricewaterhouseCoopers LLP its independence from Cadiz. The Committee also considered the nature and scope of the non-audit services provided by PricewaterhouseCoopers LLP to Cadiz and the compatibility of these services with PricewaterhouseCoopers LLP's independence.
The Committee pre-approves all audit and permitted non-audit services to be performed by Cadiz' independent registered public accounting firm pursuant to the terms of the Committee's written charter.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Cadiz' Annual Report on Form 10-K for the year ended December 31, 2005. The Committee also appointed PricewaterhouseCoopers LLP as Cadiz' independent registered public accounting firm for 2006, and has recommended that such appointment be submitted to Cadiz' stockholders for ratification at the 2006 Annual Meeting of Stockholders.

                                THE AUDIT COMMITTEE

                                Raymond J. Pacini, Chairman
                                Stephen J. Duffy
                                Winston H. Hickox


             PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For the fiscal years ended December 31, 2005 and 2004, professional services were performed by PricewaterhouseCoopers LLP. Cadiz' audit committee annually approves the engagement of outside auditors for audit services in advance. The audit committee has also established complementary procedures to require pre-approval of all audit-related, tax and permitted non-audit services provided by PricewaterhouseCoopers LLP, and to consider whether the outside auditors' provision of non-audit services to Cadiz is compatible with maintaining the independence of the outside auditors. The audit committee may delegate pre-approval authority to one or more of its members. Any such fees pre-approved in this manner shall be reported to the audit committee at its next scheduled meeting. All services described below were pre-approved by the audit committee.

     All fees for services rendered by PricewaterhouseCoopers LLP aggregated $242,900 and $313,000 during the fiscal years ended
December 31, 2005 and 2004, respectively, and were composed of the following:

     Audit Fees. The aggregate fees billed for the audit of the annual financial statements during the fiscal years ended
December 31, 2005 and 2004, for reviews of the financial statements included in the Company's Quarterly Reports on Form
10Q, and for assistance with and review of documents filed with the SEC were $232,900 for 2005 and $313,000 for 2004.

     Audit Related Fees. No audit-related fees were billed by PricewaterhouseCoopers LLP to Cadiz during the fiscal years ended
December 31, 2005 and 2004.

     Tax Fees. Fees billed for tax services during the fiscal years ended December 31, 2005 and 2004 were $10,000 and $0, respectively.

     All Other Fees. No other fees were billed by PricewaterhouseCoopers LLP to Cadiz for services other than as discussed above during the fiscal years ended December 31, 2005 and 2004.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Between August 2005 and February 2006 one of our stockholders, Morgan Stanley, engaged in numerous public purchases and sales of our common stock. Subsequent to these trades Morgan Stanley determined that it was, at the time of the trades, the beneficial holder of more than 10% of our outstanding equity securities and therefore subject to the requirements of
Section 16(b) of the Securities Exchange Act of 1934. Several of these trades resulted in automatic short swing profit liability pursuant to Section 16(b). Following the determination of its liability Morgan Stanley paid to us the sum of $349,625.40, representing all short swing profit liability owed as a consequence of these trades.

                           PROPOSAL 2


    APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors is recommending the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as
Cadiz' independent certified public accountants to audit the financial statements of Cadiz for the 2006 fiscal year. In the event stockholders do not approve PricewaterhouseCoopers LLP as Cadiz' independent certified public accountants for the 2006 fiscal year, the Board will select another firm to audit Cadiz' financial statements. PricewaterhouseCoopers LLP has advised
Cadiz that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with Cadiz other than as accountants and auditors. A representative of PricewaterhouseCoopers LLP is expected to be present and available to answer appropriate questions at the annual meeting, and will be given the opportunity to make a statement if desired.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           PROPOSAL 2.

                           PROPOSAL 3


       ADOPTION OF THE OUTSIDE DIRECTOR COMPENSATION PLAN

     The Board of Directors has adopted, subject to approval at the Annual Meeting, the Outside Director Compensation Plan (the "Plan"). The purpose of the Plan is to enable the Company to adequately compensate its outside directors by providing such individuals with a combination of cash compensation and equity-based long-term incentive compensation awards.

PRINCIPAL PROVISIONS OF THE PLAN

     The following summary of the Plan, as adopted by the Board of Directors subject to stockholder approval, is qualified by reference to the full text of the Plan, which is attached as Exhibit B to this Proxy Statement.

GENERAL PROVISIONS

     The Plan authorizes the granting of awards in the form of cash compensation and shares of Deferred Common Stock. Awards may be granted to directors who are not employees or officers of the Company or any of the Company's subsidiaries("Outside Directors"). The Plan provides for the automatic grant to Outside Directors of cash compensation in the amount of $30,000 per annum, prorated for directors serving less than the full 12 month period, and a Deferred Stock award consisting of shares of the Company's common stock with a value equal to $20,000. A maximum of 50,000 shares of the Company's common stock may be issued under the Plan.

     ADMINISTRATION. The Plan may be administered by the Board of Directors or the Compensation Committee. (The Board of Directors and the Compensation Committee, in their respective roles, are referred to as the "Granting Authority."). The Granting Authority designates the persons to be granted awards from among those eligible and the type and amount of awards to be granted and has authority to interpret the Plan, adopt, alter and repeal administrative regulations, and determine and amend the terms of awards.

     ELIGIBILITY. Awards under the Plan may only be made to Outside Directors. Outside Directors are automatically granted cash compensation and Deferred Stock having the terms specified in the Plan.

AUTOMATIC AWARDS TO OUTSIDE DIRECTORS

     The Plan provides for the automatic grant of cash compensation and Deferred Stock to Outside Directors on the following terms.

     ANNUAL AWARDS. Each Outside Director shall, on June 30th of every year, receive payment of annual compensation consisting of
(i) Cash Compensation of $30,000 and (ii) a Deferred Stock award consisting of shares of the Company's common stock with a value equal to $20,000 (calculated with reference to the average closing price of the Company's common stock for the month preceding the annual award date). Any Outside Director who has not served as a director of the Company for the full 12 months preceding any June 30th, shall be entitled to receive one-quarter of the annual compensation award for each three months (or portion thereof) served by such director, so that, by way of example, a director whose service commenced on February 1 of a year would be entitled to $15,000 in cash and $10,000 in stock as of June 30th, inasmuch as such director will have served for one full three month period and one partial three month period as of that date.

      VESTING OF DEFERRED STOCK. The Deferred Stock so issued under the Plan shall be in the form of shares of common stock subject to vesting conditions, with such common stock vesting automatically upon the January 31 which first follows the June 30 with respect to which such Deferred Stock is awarded (e.g. January 31, 2007 for Deferred Stock awarded with respect to services provided for the twelve months ended June 30, 2006).

     PRIOR SERVICE. In order to provide compensation for Outside Directors providing services to the Company for the 12 month periods ending June 30, 2003, 2004 and 2005, respectively, such Outside Directors shall receive the following Deferred Stock awards, with the number of shares to be issued calculated as the award value for the applicable 12 month period divided by the average closing price of the Company's common stock for the month ending June 30 of each applicable year, and with such Deferred Stock vesting as of the date all conditions to the effectiveness and implementation of the Plan are satisfied:

12 MONTHS ENDED JUNE 30, 2003:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison     $20,000           $ 3.64             5,495


12 MONTHS ENDED JUNE 30, 2004:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison     $20,000           $ 8.53             2,345


12 MONTHS ENDED JUNE 30, 2005:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison      $20,000          $17.46             1,145
   Timothy Shaheen       $20,000          $17.46             1,145
   Raymond J. Pacini     $ 5,000          $17.46               286


12 MONTHS ENDED JUNE 30, 2006:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison      $20,000          $16.35             1,224
   Timothy Shaheen       $20,000          $16.35             1,224
   Raymond J. Pacini     $20,000          $16.35             1,224
   Gregory Preston       $10,000          $16.35               613

OTHER PROVISIONS

     Amendments. The Board of Directors may amend the Plan without stockholder approval, unless such approval is required by law or other regulatory requirements. Amendment or discontinuation of the Plan cannot adversely affect any award previously granted without the award holder's written consent.

BENEFITS UNDER THE PLAN

     The stock awards under the Plan are equal to such amount of the Company's common stock that equates to a value of $20,000 per Outside Director calculated with reference to the average closing price of the Company's common stock for the month preceding the annual award date. Thus the precise number of shares that will be received by our Outside Directors for 2006 cannot be determined at this time. The following table sets forth the aggregate number of shares of our Common Stock that would be retroactively granted to our Outside Directors under the terms of the Plan, the value of the 2006 grant (and each annual grant thereafter), and the estimated aggregate number of shares that would be awarded in 2006 and thereafter to our Outside Directors pursuant to the terms of the Plan.

                     New Plan Benefits Table
                           Cadiz Inc.
               Outside Director Compensation Plan

                                                        RESTRICTED
                                                          SHARES
                                                    -------------------
12 MONTH PERIOD ENDED    POSITION                    NUMBER      VALUE
---------------------    --------                    ------      -----
6/30/03                  Non-executive directors     5,495      $20,000
                          (1 person)
6/30/04                  Non-executive directors     2,345      $20,000
                          (1 person)
6/30/05                  Non-executive directors     2,576      $45,000
                          (3 persons)
6/30/06                  Non-executive directors     4,285      $80,000
                          (4 persons)
Each 12 month            Non-executive directors     6,120     $100,000
 period thereafter        (5 persons)

STOCKHOLDER APPROVAL OF COMPENSATION PORTION OF THE PLAN

      The NASDAQ Global Market rules require prior stockholder approval of the stock compensation portion of the Plan, and the Company seeks that approval. If the stockholders do not approve the Plan, the Outside Directors will not receive the stock compensation, but the Board will continue to provide them cash compensation.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           PROPOSAL 3.

                           PROPOSAL 4


     APPROVAL OF ISSUANCE OF SHARES UPON CONVERSION OF LOAN
                    IN EXCESS OF EXCHANGE CAP

SUMMARY

     On June 26, 2006 we, and our wholly-owned subsidiary Cadiz Real Estate LLC, entered into a $36,375,000 Credit Agreement (the "Credit Agreement") with Peloton Multi-Strategy Master Fund and Milfam II L.P., as lenders, and Peloton Partners LLP as Administrative Agent, under which the lenders invested $36.375 million in a five year zero coupon secured convertible loan (the "Loan"). The Loan bears an initial interest rate of 5% per annum. After three years the interest rate will increase to 6% per annum for the remainder of the term. The Loan is secured by substantially all of our assets. Approximately $26.7 million of the proceeds of the Loan were used by us to retire our previously existing secured credit facility with ING Capital LLC. The remainder will be used to supplement our working capital.
Funding of the Loan pursuant to this Credit Agreement occurred on June 30, 2006. The Credit Agreement was subsequently amended effective September 29, 2006.

     At the lenders' option, $10 million of principal and accrued interest thereon may be converted into our common stock at $18.15 per share, and $26.375 million of principal and accrued interest thereon may be converted into our common stock at $23.10 per share. These conversion prices are set for the entire term of the loan, subject only to normal adjustments in the event of stock splits, stock dividends and other recapitalization events, and are subject to further adjustment in the event of a change in control of the company (whereupon the conversion price will be adjusted pursuant to a schedule which takes into account the amount of time that the loan has been outstanding, but in no event shall the adjusted conversion price be less than $16.50 per share).

     We are not allowed to prepay the Loan, except under limited circumstances which would allow the lenders to convert the Loan prior to our prepayment, should they desire to do so. In addition, for so long as any portion of the Loan remains outstanding, we will not (subject to limited exceptions) issue any of our capital stock without first offering to sell to the lenders such capital stock at the same price and on the same terms and in such quantity as will enable the lenders to maintain their percentage ownership on a fully-diluted basis with respect to their conversion shares.

     The Credit Agreement contains a provision that prohibits any lender from converting the Loan into shares of our common stock to the extent that after such conversion the lender would own more than 19.99% of the amount of our common stock outstanding prior to the Loan (the "Exchange Cap") unless we shall have obtained the prior approval of our stockholders to the issuance of conversion shares in excess of the Exchange Cap. This Proposal is being submitted in order to obtain such stockholder approval.

     In the event that stockholders approve this Proposal, the lenders will be able to convert the entire principal balance of the Loan and all accrued interest thereunder into shares of our common stock, even if the amount of shares so converted exceeds the Exchange Cap. If this Proposal is not approved, the ability of the lenders to convert the Loan will continue to be limited by the Exchange Cap, and we will be required to repay to the lenders any principal and accrued interest not so converted as and when required by the terms of the Credit Agreement.

NEED FOR STOCKHOLDER APPROVAL

     Our common stock is listed on the Nasdaq Global Market and as such is subject to the Nasdaq Marketplace Rules. Marketplace Rule 4350(i)(1)(B) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the issuer's then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, Nasdaq would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity.

     Peloton Multi-Strategy Master Fund ("PMSMF") is the holder of 90% of the Loan. Immediately prior to the Loan, PMSMF was the holder of 1,046,640 shares of our outstanding common stock, representing approximately 9.2% of the 11,330,402 shares then outstanding. The immediate conversion by PMSMF of the $26,375,000 in principal under the Loan held by PMSMF would result in the issuance of 1,523,464 shares of our common stock, and the conversion of up to $10,234,161 in interest which may accrue over the five year term of the Loan with respect to the PMSMF portion of the loan would result in the issuance of an additional 476,255 shares of our common stock, for a total of 1,999,719 shares potentially issuable to PMSMF upon conversion of the Loan. In the event that all or part of the Loan is converted prior its final maturity date, a full five years of interest will not have accrued on the Loan and therefore the number of shares that will actually be issued will be less than the number which would have been issued with respect to interest accrued over the full five year term of the Loan.

     In order to comply with Marketplace Rule 4350(i)(1)(B), the Credit Agreement contains a provision that prohibits any lender from converting the Loan into shares of our common stock to the extent that after such conversion the lender would own more than 19.99% of the amount of our common stock outstanding prior to the Loan (the "Exchange Cap") unless we shall have obtained the prior approval of our stockholders to the issuance of conversion shares in excess of the Exchange Cap. The Exchange Cap is equal to 2,264,947 shares (i.e. 19.99% of our 11,330,402 shares outstanding immediately prior to the Loan). The number of shares potentially issuable to PMSMF upon conversion of the Loan, when added to the number of shares held by PMSMF prior to the Loan, exceeds the Exchange Cap. Therefore, pursuant to the Exchange Cap, PMSMF cannot be issued more than 1,218,307 shares upon conversion of the Loan unless and until stockholder approval is obtained to such issuances. We are therefore seeking stockholder approval for the issuance of securities upon conversion of the Loan in excess of the Exchange Cap.

     As required under the Marketplace Rule, shares issuable to PMSMF upon conversion of the Loan may not be voted on this proposal. As of the date hereof, PMSMF has not converted any part of the Loan.

     Stockholders should note that a change of control as described under Marketplace Rule 4350(i)(1)(B) applies only with respect to the application of such Marketplace Rule.
Notwithstanding this Marketplace Rule, we do not deem the Loan to have resulted in an actual change in control.

CONSEQUENCES OF APPROVAL OF POTENTIAL ISSUANCE OF SHARES IN
EXCESS OF EXCHANGE CAP

     If Proposal 4 is approved, we would be allowed to issue shares in excess of the Exchange Cap pursuant to the Credit
Agreement upon conversion of the Loan.

     Conversion Terms.

     $10,000,000 in principal amount of the Loan ("Tranche A") (including $9,000,000 held by PMSMF) and accrued interest thereon is convertible at any time into shares of our common stock at a conversion price of $18.15 per share. The remaining $26,375,000 in principal amount of the Loan ("Tranche B") (including $23,737,500 held by PMSMF) and accrued interest thereon is convertible at any time into shares of our common stock at a conversion price of $23.10 per share.

     These conversion prices are set for the entire term of the loan, subject only to normal adjustments in the event of stock splits, stock dividends and other recapitalization events, and subject to further adjustment in the event of an actual change in control of the company. In the event of an actual change of control, the lenders would be able to elect to either require us to repay the Loan or to have the Loan converted into shares of our common stock. If the Loan is converted, the otherwise applicable conversion price will be adjusted pursuant to a schedule which takes into account the amount of time that the loan has been outstanding. As to Tranche A, the adjustment schedule provides for an initial adjusted conversion price of $16.50 per share as of the date of the loan, which adjusted conversion price increases by approximately $0.03 per share per month for each month that the loan remains outstanding until the loan's maturity date. As to Tranche B, the adjustment schedule provides for an initial adjusted conversion price of $16.50 per share as of the date of the loan, which adjusted conversion price increases by approximately $0.11 per share per month for each month that the loan remains outstanding until the loan's maturity date.

     Dilutive Effect.

     If Proposal 4 is approved, our stockholders immediately prior to the issuance of any shares in excess of the Exchange Cap could incur dilution in their percentage ownership of our common stock. Although the actual number of shares that may be issued upon conversion of the Loan is not certain, assuming that all outstanding principal and accrued interest is converted upon the five year maturity of the Loan, a total of 2,221,909 shares of our common stock would be issued, of which 1,999,719 would be issued to PMSMF. Pursuant to the Exchange Cap, PMSMF cannot be issued more than 1,218,307 shares upon conversion of the Loan unless and until stockholder approval is obtained for such issuances. If Proposal 4 is approved, PMSMF will be able to convert the Loan in full, which would result in additional dilution to our stockholders. However, any conversion of the Loan would at the same time relieve us of our obligation to repay principal and accrued interest so converted.

     The number of shares of our common stock actually issued in excess of the Exchange Cap may be more or less than would be issuable upon full conversion of the Loan as a result of the anti-dilution adjustment provisions of the Loan, as described above.

     The number of shares issuable to the Loan's other lender, Milfam II L.P. ("Milfam") upon conversion of the Loan would not, when combined with shares held by Milfam, result in Milfam owning more than 19.99% of the amount of our common stock outstanding prior to the Loan. Therefore, the issuance of shares of common stock to Milfam upon conversion of the Loan will not exceed the Exchange Cap and accordingly such shares may be issued upon conversion of the Loan by Milfam whether or not Proposal 4 is approved.

CONSEQUENCES OF FAILURE TO OBTAIN APPROVAL OF POTENTIAL ISSUANCE
OF SHARES IN EXCESS OF EXCHANGE CAP

     If Proposal 4 is not approved, we will not be able to issue shares of common stock in excess of the Exchange Cap to PMSMF. Accordingly, we estimate that approximately $18 million of principal and accrued interest under the Loan may not be convertible by PMSMF into common stock, assuming that PMSMF converts Tranche A in full before converting any part of Tranche
B. We will continue to be obligated to repay this principal and accrued interest when due, thereby requiring us to obtain additional funding for this purpose. Under the Credit Agreement, outstanding principal and accrued interest are payable June 29, 2011, subject to optional prepayment by us under limited circumstances. We cannot at this time provide any assurances as to whether or how we will be able to obtain the funding needed to repay outstanding principal and accrued interest under the Loan, if required, and what the dilutive and other effects to our stockholders resulting from any such funding would be.

     As noted previously, the issuance of shares of common stock to Milfam upon conversion of the Loan will not exceed the Exchange Cap and accordingly such shares may be issued upon conversion of the Loan by Milfam whether or not Proposal 4 is approved.

ADDITIONAL INFORMATION

     The Credit Agreement and exhibits thereto entered into in connection with the Loan are filed as exhibits to our Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 28, 2006. This Form S-3 was filed in connection with the satisfaction of certain registration obligations arising under a Registration Rights Agreement entered into by us with the lenders in connection with the Loan. A form of this Registration Rights Agreement is attached as an exhibit to the aforementioned Credit Agreement. The September 29, 2006 amendment to the Credit Agreement was filed as an exhibit to our Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2006.

     THIS SUMMARY OF THE TERMS OF THE LOAN IS INTENDED TO PROVIDE YOU WITH CERTAIN MATERIAL INFORMATION CONCERNING THE LOAN TRANSACTION. YOU SHOULD ALSO REVIEW THE CREDIT AGREEMENT AND THE EXHIBITS AND THE AMENDMENT THERETO, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IN THEIR ENTIRETY. THIS SUMMARY SHOULD BE READ IN CONJUNCTION WITH SUCH DOCUMENTS.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           PROPOSAL 4.

                          OTHER MATTERS

     The Board of Directors does not know of any other matters that may come before the annual meeting. However, if any other matter shall properly come before the annual meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.


                      STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present resolutions to be included in the proxy statement for Cadiz' next annual meeting
(for the fiscal year ending December 31, 2006) must file such resolutions with Cadiz no later than November 30, 2006.


                     ADDITIONAL INFORMATION

     This proxy statement is accompanied by Cadiz' Annual Report on Form 10-K, as amended, for the year ended December 31, 2005. Exhibits to the Form 10-K will be made available to stockholders for a reasonable charge upon their written request to Cadiz,
Attention: Corporate Communications, 777 S. Figueroa Street, Suite 4250 Los Angeles, California 90017.

                        By Order of the Board of Directors


Los Angeles, California
October  9, 2006

                                                  APPENDIX A


                   AUDIT COMMITTEE CHARTER

COMPOSITION OF THE AUDIT COMMITTEE:

The Audit Committee of Cadiz Inc., a Delaware corporation (the "Company") shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the NASDAQ Global Market (formerly, the NASDAQ National Market) and the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate", and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board of Directors in its business judgment, and whether any members of the Audit Committee are "financial experts" as defined by the Securities and Exchange Commission (the "SEC") for purposes of the 2002 Act.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement. No member of the Audit
Committee may receive any consulting, advisory or other compensatory fee from the Company other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and
(iii) any other regular benefits that other directors receive.

Members shall be appointed by the Board based on nominations recommended by the Company's Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The Board shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue.

PURPOSES OF THE AUDIT COMMITTEE:

The purposes of the Audit Committee are to:

    * assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and
       (iv) the performance of the independent auditors;

    * oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

    *  prepare the report required to be prepared by the Audit
       Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

The function of the Audit Committee is oversight. The independent auditors for the Company are accountable to the Board and the Audit Committee, as representatives of the stockholders. The Audit Committee is directly and solely responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). The Audit Committee has the authority and responsibility to appoint, retain and terminate the Company's independent auditors (subject, if applicable, to stockholder ratification). The independent auditors shall report directly to the Audit Committee.

The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

MEETINGS OF THE AUDIT COMMITTEE:

The Audit Committee shall meet at least four times a year, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management, and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

DUTIES AND POWERS OF THE AUDIT COMMITTEE:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. review and approve all related-party transactions between the Company and directors, officers, employees, consultants, and any of their family members.

     2.  with respect to the independent auditors,

         (i)  to appoint, retain and terminate the
              independent auditors (subject, if applicable, to stockholder ratification), including sole authority to approve all audit engagement fees and terms;

        (ii) to pre-approve all audit and non-audit services to be provided by the independent auditors, and to consider whether the outside auditors' provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditors;

       (iii)  to ensure that the independent auditors
              prepare and deliver annually an Auditors'
              Statement (it being understood that the
              independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

        (iv) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

         (v) to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

        (vi) to discuss with management the timing and process for implementing the rotation of the lead audit partner and reviewing partner (which rotation must occur not less than once every five years for the lead and concurring partner, and not less than once in every seven years for other audit partners), consider whether there should be a regular rotation of the audit firm itself;

       (vii)  to take into account the opinions of
              management and the Company's internal auditors in assessing the independent auditors' qualifications, performance and independence;
              and

      (viii) to instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit
              Committee, as representatives of the
              stockholders;

     3. with respect to financial reporting principles and policies and internal audit controls and procedures,

         (i) to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

        (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

              * deficiencies noted in the audit in the design or operation of internal controls;

              *  consideration of fraud in a financial statement audit;

              *  detection of illegal acts;

              * the independent auditors' responsibility under generally accepted auditing standards;

              *  any restriction on audit scope;

              *  significant accounting policies;

              * significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

              *  management judgments and accounting estimates;

              * any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

              * the responsibility of the independent auditors for other information in documents containing audited financial statements;

              *  disagreements with management;

              *  consultation by management with other accountants;

              * major issues discussed with management prior to retention of the independent auditors;

              * difficulties encountered with management in performing the audit;

              * the independent auditors' judgments about the quality of the entity's accounting principles;

              * reviews of interim financial information conducted by the independent auditors; and

              * the responsibilities, budget and staffing of the Company's internal audit function;

       (iii)  to meet with management and the  independent auditors:

              *  to discuss the scope of the annual audit;

              * to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

              * to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company's financial statements;

              * to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

              * to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

              * to review the form of opinion the independent auditors propose to render to the Board of Directors and stockholders; and

              * to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
                 (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

        (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

         (v) to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

        (vi) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with
              Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

       (vii) to discuss with the Company's Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

      (viii)  to discuss earnings press releases;

        (ix) to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies, if any;

         (x) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and

        (xi) to establish hiring policies for employees or former employees of the independent auditors. These policies shall provide that no former employee of the independent auditors may become the chief executive officer, controller, chief financial officer or chief accounting officer (or serve in a similar capacity) if such person participated in any capacity in the Company's audit within the one-year period preceding the date of initiation of the audit;

     4.   with respect to reporting and recommendations,

         (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

        (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors;

       (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

        (iv) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

DELEGATION TO SUBCOMMITTEE:

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit
Committee at its next scheduled meeting.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE:

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.




                                                  APPENDIX B


                         CADIZ INC.

             OUTSIDE DIRECTOR COMPENSATION PLAN


SECTION 1. PURPOSE

     Cadiz Inc. (the "Company") believes it is in the best interest of the Company to adequately compensate its Outside Directors (as defined in Section 5) for their services to the Company and further believes that, in light of the nature of the Company's resource development activities, it is best that such compensation emphasize long-term incentives. The purpose of the Cadiz Inc. Outside Director Compensation Plan (the "Plan") is to provide a program where annual compensation for Outside Directors is established in the form of a combination of cash ("Cash Compensation") and equity securities of the Company ("Deferred Stock"). For purposes of the Plan, the term "Stock" shall refer to the common stock of the Company, par value $.01 per share.


SECTION 2. TYPES OF AWARDS

     Awards under the Plan shall be a combination of Cash Compensation and Deferred Stock.


SECTION 3. ADMINISTRATION

     3.1 The Plan shall be administered (i) by the Compensation Committee ("Committee") of the Company's Board of Directors (the "Board") or (ii) by the Board.

     3.2 For purposes of this Plan the term "Granting Authority" shall mean (i) the Board of Directors and/or (ii) the Committee. The Granting Authority shall have the following authority with respect to awards under the Plan within its jurisdiction: to grant such awards to persons eligible to receive them under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted by it under the Plan; and to otherwise supervise the administration of the Plan.


SECTION 4. STOCK SUBJECT TO PLAN

     Stock awarded under the Plan shall consist of
authorized but unissued shares of the Company's Stock.   A
maximum of 50,000 shares of the Company's Stock shall be issued under the Plan.


SECTION 5. ELIGIBILITY

     Awards under the Plan shall be made solely to Outside Directors, which term shall mean any director of the Company other than one who is an employee of the Company or any of its subsidiaries.


SECTION 6. AUTOMATIC AWARDS OF CASH AND STOCK GRANTS FOR
           OUTSIDE DIRECTORS

     Outside Directors shall automatically be granted
Cash Compensation and Deferred Stock as follows:

     6.1 Annual Awards. Each Outside Director shall, on June 30th of every year, receive payment of annual compensation consisting of (i) Cash Compensation of $30,000 and (ii) a Deferred Stock award consisting of shares of the Company's common stock with a value equal to $20,000 (calculated with reference to the average closing price of the Company's common stock for the month preceding the annual award date). Any Outside Director who has not served as a director of the Company for the full 12 months preceding any June 30th, shall be entitled to receive one-quarter of the annual compensation award for each three months (or portion thereof) served by such director, so that, by way of example, a director whose service commenced on February 1 of a year would be entitled to $15,000 in cash and $10,000 in stock as of June 30th, inasmuch as such director will have served for one full three month period and one partial three month period as of that date.

     6.2 Vesting of Deferred Stock.  The Deferred
Stock so issued under the Plan shall be in the form of shares of common stock subject to vesting conditions, with such common stock vesting automatically upon the January 31 which first follows the June 30 with respect to which such Deferred Stock is awarded (e.g. January 31, 2007 for Deferred Stock awarded with respect to services provided for the twelve months ended June 30, 2006).

     6.3 Prior Service.  In order to provide
compensation for Outside Directors providing services to the Company for the 12 month periods ending June 30, 2003, 2004 and 2005, respectively, such Outside Directors shall receive the following Deferred Stock awards, with the number of shares to be issued calculated as the award value for the applicable 12 month period divided by the average closing price of the Company's common stock for the month ending June 30 of each applicable year, and with such Deferred Stock vesting as of the date all conditions to the effectiveness and implementation of the Plan are satisfied:

12 MONTHS ENDED JUNE 30, 2003:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison     $20,000           $ 3.64             5,495


12 MONTHS ENDED JUNE 30, 2004:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison     $20,000           $ 8.53             2,345


12 MONTHS ENDED JUNE 30, 2005:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison      $20,000          $17.46             1,145
   Timothy Shaheen       $20,000          $17.46             1,145
   Raymond J. Pacini     $ 5,000          $17.46               286


12 MONTHS ENDED JUNE 30, 2006:
------------------------------

   DIRECTOR           AWARD VALUE   AVG. CLOSING PRICE   NO. OF SHARES
   --------           -----------   ------------------   -------------

   Murray Hutchison      $20,000          $16.35             1,224
   Timothy Shaheen       $20,000          $16.35             1,224
   Raymond J. Pacini     $20,000          $16.35             1,224
   Gregory Preston       $10,000          $16.35               613


SECTION 7. AMENDMENTS AND TERMINATION

     The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without stockholder approval except as required to satisfy Section 422 of the Code,
Section 162(m) of the Code, or other NASDAQ, stock exchange, or regulatory requirements.


SECTION 8. GENERAL PROVISIONS

     8.1 Each award under the Plan shall be subject to the requirement that, if at any time the Granting Authority shall determine that (i) the listing, registration or qualification of the Stock subject or related hereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Granting Authority.

     8.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any Outside Director any right to continued service as a director.

     8.3 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


SECTION 9. EFFECTIVE DATE OF PLAN

     The Plan was adopted by the Company's Board of Directors on August 3, 2005, and shall be effective as of such date, subject to the approval of the Plan by the Company's stockholders at the 2006 Annual Meeting of Stockholders and with respect to awards of Deferred Stock under the Plan, the filing by the Company of a Registration
Statement on Form S-8 registering the Deferred Stock to be issued under the Plan.




       FOLD AND DETACH HERE AND READ THE REVERSE SIDE


                            PROXY
                         CADIZ INC.
SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD
                        OF DIRECTORS

The undersigned hereby constitutes and appoints Keith Brackpool and O'Donnell Iselin II, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the fiscal 2006 Annual Meeting of Stockholders of Cadiz Inc. to be held on the 10th day of November 2006 at 11 a.m., local time, at the law offices of Stephan, Oringher, Richman, Theodora & Miller located at 2029 Century Park East, 6th Floor, Los Angeles, California 90067 (pursuant to the Notice of Annual Meeting dated October 10, 2006 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of Cadiz Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

               (Continued on reverse side)

VOTE BY INTERNET OR TELEPHON - QUICK - EASY - IMMEDIATE

                         CADIZ INC.

Voting by telephone or Internet is quick, easy and immediate. As a Cadiz Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on November 9, 2006.

Vote Your Proxy on the Internet:
--------------------------------
www.continentalstock.com.
Have your proxy card available when you access the website.
Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
-------------------------
Call 1 (866) 894-0537.
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

       PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
              VOTING ELECTRONICALLY OR BY PHONE

Vote Your Proxy by Mail:
------------------------
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

       FOLD AND DETACH HERE AND READ THE REVERSE SIDE


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS
INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,
WHICH RECOMMENDS A VOTE FOR THE PROPOSALS.


1.  ELECTION OF DIRECTORS             FOR         WITHHOLD
                                                 AUTHORITY
(TO WITHHOLD AUTHORITY TO VOTE        [ ]           [ ]
FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THAT
NOMINEE'S NAME IN THE LIST
BELOW)

01.  Keith Brackpool
02.  Murray H. Hutchison
03.  Timothy J. Shaheen
04.  Stephen J. Duffy
05.  Winston Hickox

2.  Ratification of                   FOR    AGAINST    ABSTAIN
    PricewaterhouseCoopers LLP as     [ ]      [ ]        [ ]
    independent auditor.


3.  Approval of Outside Directors     FOR    AGAINST    ABSTAIN
    Compensation Plan.                [ ]      [ ]        [ ]


4.  Approval of the issuance of       FOR    AGAINST    ABSTAIN
    shares of Cadiz common stock      [ ]      [ ]        [ ]
    upon conversion of the Peloton
    Loan in an amount in excess of
    the 19.99% "Exchange Cap"
    provided for in the Peloton
    Credit Agreement.


5.  In their discretion, the
    Proxies are authorized to vote
    upon such other business as may
    properly come before the
    meeting.



                         COMPANY ID:
                        PROXY NUMBER:
                       ACCOUNT NUMBER:


Signature(s)_______________ Signature(s)_______________Date ____________
Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.